UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2009

COMMUNITY BANCORP
 (Exact name of registrant as specified in its charter)

Nevada	000-51044	01-0668846
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 South 4th Street, Suite 215, Las Vegas, Nevada	89101
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 878-0700

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

On June 30, 2009, Community Bancorp (the “Company”) announced by press release that it received notice from the NASDAQ Stock Market on June 25, 2009 that its plan to regain compliance with the continued listing requirements under NASDAQ Listing Rule 5250(c)(1) (“Rule”) had been accepted. As a result, NASDAQ granted an exception to enable the Company to regain compliance with the Rule. The terms of the exception require the Company to file both the Form 10K for 2008 and Form 10Q for the quarter ended March 31, 2009 on or before October 12, 2009. A copy of the press release is attached hereto.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	The following exhibits are included with this Report:

Exhibit 99.1 Press Release dated June 30, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANCORP
(Registrant)

Date: July 1, 2009

/s/ Edward M. Jamison
Edward M. Jamison, President,
Chief Executive Officer and Chairman of the Board

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated June 30, 2009